West Pharmaceutical Services, Inc. Third-Quarter 2017 Analyst Conference Call 9 a.m. Eastern Time, October 26, 2017 Speakers: Eric M. Green President and Chief Executive Officer William J. Federici Senior Vice President and Chief Financial Officer  A webcast of today’s call can be accessed in the “Investors” section of the Company’s website: www.westpharma.com  To participate on the call, please dial: − 877-930-8295 (U.S.) − 253-336-8738 (International) − The conference ID is 94093362  An online archive of the broadcast will be available at the site three hours after the live call and will be available through Thursday, November 2, 2017, by dialing: − 855-859-2056 (U.S.) − 404-537-3406 (International) − The conference ID is 94093362 These presentation materials are intended to accompany today’s press release announcing the Company’s results for the third-quarter 2017 and management’s discussion of those results during today’s conference call.

Safe Harbor Statement Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and, therefore, are referred to as non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to “Reconciliation of Non-GAAP Measures” at the end of these materials for more information. Trademarks Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® is a registered trademark of, and is licensed from, Daikyo Seiko, Ltd. 2 |

Third-Quarter 2017 Results (1) Excluding the impact from translational changes in foreign exchange. (2) Includes $9.1 million of income for reimbursed costs associated with a technology that was subsequently licensed to a third party.  Net sales of $398.2 million, representing 3.7% organic sales growth(1) ‒ Proprietary Products organic sales growth of 1.5% ‒ Contract-Manufactured Products organic sales growth of 11.5%  Hurricane-related impact in Puerto Rico reduced net sales by approximately $2 million  Reported-diluted EPS of $0.67, a 26% increase over prior-year adjusted diluted EPS. Excluding a $0.06 favorable EPS impact from tax benefits associated with stock-based compensation expense, Q3 2017 EPS would have grown by 15%. 3 |

Organic Sales Growth 4 | Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Updated FY 2017E Guidance Overall Organic Sales Growth 10.0% 7.7% 8.7% 3.9% 3.7% approx. 6% Pharma MSD HSD DD MSD (LSD) MSD Generics HSD (MSD) (MSD) (MSD) LSD FLAT Biologics DD DD MSD MSD LSD HSD Contract Manufacturing MSD DD DD DD DD HSD Abbreviations: LSD – low-single digit; MSD – mid-single digit; HSD – high-single digit; DD – double digit

Commercial Highlights  Double-digit sales growth from Envision® and NovaPure®  AccelTRA® program meets unique market needs  West’s ID Adapter addresses intradermal delivery challenges  Wearables portfolio continues to grow 5 | ID Adapter

2017 Revised Outlook  2017 net sales range: $1.595 billion to $1.605 billion(1), compared to a prior range of $1.585 billion to $1.600 billion  Full-year 2017 net sales organic sales growth guidance of approximately 6%  2017 adjusted-diluted EPS(2) guidance: $2.74 to $2.79(1), compared to a prior range of $2.66 to $2.73 (1) Assumes hurricane-related adverse impact in Q4 2017 of $5 million to net sales and $0.03 to adjusted-diluted EPS (2) Please refer to “Notes to Non-GAAP Financial Measures” on slides 14-17, and “Non-GAAP Financial Measures” in today’s press release, for additional information regarding adjusted diluted EPS. 6 |

2018 Preliminary Sales Outlook and Long-Term Financial Construct  2018 organic sales growth is expected to be in a range of 6% to 8%  Long-term financial construct: ‒ Components and contract manufacturing business to grow in a 6% to 8% range ‒ Proprietary delivery systems to generate incremental sales growth with increased commercial adoption ‒ Favorable product mix shift, pricing and operational excellence and optimization programs to expand operating profit margins by approximately 100 basis points per year ‒ Annual capital expenditures to be in a range of between $150 million to $175 million 7 |

8 | Third Quarter 2017 Summary Results ($ millions, except earnings-per-share (EPS) data) (1) “Net sales at constant currency”, “adjusted operating profit”, and “adjusted diluted EPS” are Non-GAAP measures. See slides 14-17 and the discussion under the heading “Non-GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. Except as noted, statements in these slides concerning comparative net sales are measured on a constant currency basis. Three Months Ended September 30, 2017 2016 Reported Net Sales $398.2 $376.7 Net Sales at Constant Currency(1) $390.5 $376.7 Gross Profit Margin 31.4% 32.1% Reported Operating Profit $63.9 $51.3 Adjusted Operating Profit(1) $63.9 $53.6 Diluted EPS $0.67 $0.50 Adjusted Diluted EPS(1) $0.67 $0.53

$398.2 $11.1 $7.7 $2.7 $376.7 2016 Volume & Mix Currency Sales Price 2017 Change in Consolidated Net Sales Third quarter 2016 to 2017 ($ millions) 9 |

31.4% (0.1%) (0.1%) (0.2%) (2.3%) 1.5% 0.5% 32.1% 2016 Efficiency Sales Price Volume & Mix Net Currency Raw Material Plant OH & Other 2017 Change in Gross Profit Margin % Third quarter 2016 to 2017 10 |

Change in SG&A Costs Third quarter 2016 to 2017 ($ millions) $61.5 $1.5 $1.9 $1.7 $0.7 $0.4 $58.3 2016 Comp and Benefits Outside Services Currency Translation Other US Pension 2017 15.5% of Net Sales 15.4% of Net Sales 11 |

Cash Flow and Balance Sheet Metrics ($ millions) 12 | CASH FLOW ITEMS (UNAUDITED) (in millions) FINANCIAL CONDITION (UNAUDITED) (in millions) Nine Months Ended September 30, 2017 2016 Depreciation and amortization $71.8 $67.9 Operating cash flow (1) $181.8 $147.6 Capital expenditures $101.3 $122.7 As of September 30, 2017 As of December 31, 2016 Cash and cash equivalents $269.3 $203.0 Debt $229.8 $228.6 Equity $1,316.9 $1,117.5 Net debt-to-total invested capital(2) N/A 2.2% Working capital $476.9 $400.9 (1) 2017 includes a tax benefit of $30.3 million associated with the adoption of guidance issued by the Financial Accounting Standards Board regarding share-based payment transactions. (2) Net debt and total invested capital are Non-GAAP measures. Net debt is determined by reducing total debt by the amount of cash and cash equivalents, and for purpose of measuring net debt-to-invested capital, total invested capital is the sum of net debt and shareholders’ equity. Please refer to “Non-GAAP Financial Measures” in this release for additional information regarding those measures.

2017 Full-Year Guidance ($ millions, except EPS) (1) (2) (3) (1) Guidance includes various currency exchange rate assumptions, most significantly the euro at $1.18 for the remainder of 2017. Actual results will vary as a result of variability of exchange rates, among other items. (2) Includes favorable impact from tax-related benefits associated with share-based payment transactions through the first nine months of 2017 of $30.3 million ($0.40 per diluted share). Also includes an estimated adverse Q4 2017 impact due to hurricane-related issues in Puerto Rico of approximately $5.0 million of net sales ($0.03 per diluted share). (3) Please refer to slide 17 for a reconciliation regarding adjusted-diluted EPS. 2017 Updated Guidance Prior Guidance Proprietary Products net sales $1,250 to $1,255 $1,240 to $1,250 Contract-Manufactured Products net sales $345 to $350 $345 to $350 Consolidated net sales $1,595 to $1,605 $1,585 to $1,600 Consolidated gross profit margin (% of net sales) 32.6% to 32.8% 32.7% to 33.3% Full-year adjusted-diluted EPS (1) (2) (3) $2.74 to $2.79 $2.66 to $2.73 13 |

Today’s press release, these presentation materials and associated presentation use the following financial measures that have not been calculated in accordance with generally accepted accounting principles (GAAP) accepted in the U.S., and therefore are referred to as non-GAAP financial measures:  Net sales at constant currency (organic sales)  Adjusted operating profit  Adjusted operating profit margin  Adjusted net income  Adjusted income tax expense  Adjusted diluted EPS  Net debt  Total invested capital  Net debt to total invested capital West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding business trends, results of operations, and the Company’s overall performance and financial position. Our executive management team uses these financial measures to evaluate the performance of the Company in terms of profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of each segment, and to measure and allocate financial resources to our segments. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies. Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. In order to compensate for these limitations, non-GAAP financial measures are presented in connection with GAAP results. We urge investors and potential investors to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate the Company’s business. Net sales at constant currency translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. In calculating adjusted operating profit, adjusted income tax expense, adjusted net income and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items generally include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. Please see “Financial Guidance” and “Non-GAAP Financial Measures” in today’s press release for further information concerning reconciling items. Notes to Non-GAAP Financial Measures For additional details, please see today’s press release & Safe Harbor Statement 14 |

Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 14-17), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. 15 | Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ million, except EPS data) Nine months ended September 30, 2017 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) $167.9 $19.1 $150.7 $1.99 Venezuela deconsolidation 11.1 - 11.1 0.15 Adjusted (Non-GAAP) $179.0 $19.1 $161.8 $2.14 Three months ended September 30, 2016 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) $51.3 $14.4 $37.6 $0.50 Restructuring and related charges 2.3 0.7 1.6 0.02 Discrete tax item - (0.3) 0.3 0.01 Adjusted (Non-GAAP) $53.6 $14.8 $39.5 $0.53 Nine months ended September 30, 2016 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) $142.5 $38.3 $104.5 $1.40 Restructuring and related charges 23.7 8.1 15.6 0.21 Venezuela currency devaluation 2.7 - 2.7 0.03 Discrete tax item - (0.3) 0.3 0.01 Adjusted (Non-GAAP) $168.9 $46.1 $123.1 $1.65

Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 14-17), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. 16 | Reconciliation of Net Sales to Net Sales at Constant Currency(1) ($ million, except EPS data) (1) Net sales at constant currency translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. Three months ended September 30, 2017 Proprietary CM Eliminations Total Reported net sales (GAAP) $308.9 $89.3 $ - $398.2 Effect of changes in currency translation rates (6.4) (1.3) - (7.7) Net sales at constant currency (Non-GAAP)(1) $302.5 $88.0 $ - $390.5 Nine months ended September 30, 2017 Proprietary CM Eliminations Total Reported net sales (GAAP) $930.5 $253.3 $(0.3) $1,183.5 Effect of changes in currency translation rates 3.9 (0.2) - 3.7 Net sales at constant currency (Non-GAAP)(1) $934.4 $253.1 $(0.3) $1,187.2

17 | Reconciliation of Reported Diluted EPS Guidance to Adjusted Diluted EPS guidance Full Year 2017 Guidance(1) (2) (3) Reported-diluted EPS guidance $2.59 to $2.64 Venezuela deconsolidation 0.15 Adjusted-diluted EPS guidance $2.74 to $2.79 (1) Please refer to “Notes to Non-GAAP Financial Measures” on slides 14 and 15, and “Non-GAAP Financial Measures” in today’s press release, for additional information regarding adjusted diluted EPS. (2) Guidance includes various currency exchange rate assumptions, most significantly the euro at $1.18 for the remainder of 2017. Actual results will vary as a result of exchange rate variability. (3) Includes favorable impact from tax-related benefits associated with share-based payment transactions through the first nine months of 2017 of $30.3 million ($0.40 per diluted share). Also includes an estimated adverse Q4 2017 impact due to hurricane-related issues in Puerto Rico of approximately $5.0 million of net sales ($0.03 per diluted share). Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 14-17), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items.